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                                                                   EXHIBIT 10(a)


                         COMMONWEALTH OF THE BAHAMAS
                         GRAND BAHAMA
                         Dated:          day of
                                         A.D., 1987


________________________________________________________________________________



                         ________________________

                         DECLARATION OF TRUST

                         ________________________

                         NOTTAGE, MILLER, JOHNSON & CO.,
                         Chambers
                         Lucayan Building
                         Freeport, Grand Bahama
                         Bahamas



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COMMONWEALTH OF THE BAHAMAS

GRAND BAHAMA
Freeport.


     I, Barbara _______________- of the City of Freeport in the Island of Grand Bahama one of the Islands of the Commonwealth of the Bahamas, Secretary make Oath and say that I was present and saw BERNARD FRIEDLAND of the City of Coral Gables and WILLIAM BREGMAN of the City of Miami Beach of the State of Florida one of the United States of America sign seal and as and for their Act and Deed execute and deliver the annexed DECLARATION OF TRUST dated the 16th day of November A.D. 1987 for the purposes therein mentioned and that I subscribed my name as the Witness to the due execution thereof.



SWORN to this 17th day  )
              ----
                        )         /s/
                                  ----------------------------------------------
of November A.D. 1987.  )
   --------


Before me,


/s/
-------------------------
     NOTARY PUBLIC



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COMMONWEALTH OF THE BAHAMAS
GRAND BAHAMA
Freeport.

                              DECLARATION OF TRUST

     WE, BERNARD FRIEDLAND, of the City of Coral Gables, and WILLIAM BREGMAN of the City of Miami Beach, of the State of Florida one of the United States of America (hereinafter called "the Declarants") DO HEREBY ACKNOWLEDGE AND DECLARE as herein below set out;

     WHEREAS:

A. We are the stated and listed beneficial shareholders of all the 996 shares in a Company called and known as Advance Viral Research Limited (hereinafter called "the Company") (formerly Key Pharmaceuticals Limited) a Company incorporated under the laws of the Commonwealth of the Bahamas and carrying on business therein.

B. A Company known as Advance Viral Research Corporation (hereinafter called "AVR CORP") a Delaware Corporation has been incorporated under the laws of the State of Delaware with 1,000,000,000 shares a substantia portion of which we are the beneficial owners of in common with others.

C. AVR Corp. is desirous of underwriting the cost of acquisition of certain real estate in the Bahamas namely Lot 1 Block R Civic Industrial Area, Freeport, known as the "Key Building" and such building shall be vested in the Company, as part of its permanent asset; to be utilized as the Company's plant site.

     The parties hereto are desirous of reducing to writing their agreements and understandings with respect to the trust of the stock of AVR LTD and the purchase of the "Key Building".

     NOW, THEREFORE, in consideration of the sum of Ten ($10.00) Dollars and other good and valuable considerations by each of the parties unto the other in hand paid, the receipt whereof is hereby acknowledged, as well as in further consideration of the mutual promises, covenants and agreements hereinafter set forth, it is mutually agreed as follows:

1. NOW THIS DECLARATION witnesseth that in consideration as set out, we the Declarants declare that the beneficial interest in and the ownership of the fully paid up shares of the Company of which we are the registered holders are exclusively held for Advanced Viral Research Corporation (hereinafter called "the Owner") and that such shares in any manner whatsoever is and will at all times be held in our names upon trust for the Owner and I UNDERTAKE AND DECLARE that we will upon request duly account for and pay to the Owner all the dividends and other monies or rights paid or accruing to which we may be entitled by virtue of our holding of the said share and further undertake and agree that we will execute a transfer thereof and will seek such other approval of Bahamas Central Bank as the Owner deems necessary or exercise the voting powers thereby conferred or otherwise

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     deal with the said shares in such manner as may from time to time be directed by the Owner or the Director thereof.

2. This Declaration shall be construed subject to the laws of the Commonwealth of the Bahamas and the laws of the State of Delaware PROVIDED any conflict shall be determined according to Bahamian Laws.

                                IN WITNESS WHEREOF the Declarants have hereunto set their hands and seals this 16th day of November A.D., 1987.

                                /s/  Bernard Friedland
                               -----------------------------------------------

                               /s/  William Bregman
                               -----------------------------------------------


SIGNED SEALED AND DELIVERED by the said BERNARD FRIEDLAND and WILLIAM BREGMAN in the presence of:


                               /s/
                               -----------------------------------------------